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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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               DATE OF REPORT (Date of earliest event reported):
                                 July 19, 2004

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                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
             (Exact name of Registrant as specified in its charter)

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                                    Maryland
                            (State of Incorporation)

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                 Investment Company Act File Number: 811-00831
                            (Commission File Number)

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                                   13-4064344
                      (I.R.S. Employer Identification No.)

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                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

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                                 (212) 850-1864
              (Registrant's telephone number, including area code)

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

ITEM 9. REGULATION FD DISCLOSURE.

On August 4, 2004, an initial distribution will be made to stockholders of Seligman New Technologies Fund (the "Fund") in accordance with the Plan of Complete Liquidation and Dissolution (the "Plan") approved by the stockholders in February 2004.

The amount to be distributed to stockholders is approximately $4.4 million. A pro rata distribution will be made in accordance with each stockholder's respective interest in the Fund. The per share distribution will be approximately $0.30, and the net asset value per share will be reduced by a corresponding amount. This distribution includes proceeds from the sale of the Fund's publicly traded securities in accordance with the Plan. A portion of the proceeds from the sale of the public securities is being retained by the Fund as a reserve for future expenses and other liabilities, including contractual commitments to two limited partnerships. Although there can be no assurances, and individual stockholders should consult with their own tax advisor, this distribution should be treated as a non-taxable event for those stockholders who purchased shares in the Fund's initial public offering.

Although additional distributions may be made in the future, there can be no assurances as to the timing, amount and nature of such distributions. The Fund expects that the process of liquidating the Fund's investments will take several years to complete due to the illiquid nature of its assets and the uncertainty as to the future cash needs of the Fund.

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of July, 2004.

                                         SELIGMAN NEW TECHNOLOGIES FUND, INC.


                                         By: /s/ Lawrence P. Vogel
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                                             Lawrence P. Vogel
                                             Treasurer